                                                                    EXHIBIT 99.2




October 26, 1998



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549



Dear Sir/Madam:

We have read the first two paragraphs of Item 4 included in the Form 8-K dated October 21, 1998 of Greate Bay Casino Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP



Copy to:
Charles F. LaFrano, III, Greate Bay Casino Corporation